SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported):
January 2, 2003
KENTUCKY ELECTRIC STEEL, INC.
 (Exact Name of Registrant as Specified in its Charter)





Delaware

(State or Other
Jurisdiction of
Incorporation)
0-22416

(Commission File Number)
61-1244541

(IRS Employer
Identification Number)
P.O. Box 3500
Ashland, Kentucky 41105-3500
(Address of Principal Executive Office)
Registrant's telephone number, including area code: (606) 929-1222




Item 5.  Other Events

	Kentucky Electric Steel, Inc. (the "Company") is filing this Current Report on form 8-K for the purpose of filing with the Securities and Exchange Commission the Company's press release, dated January 8, 2003, announcing the Company's receipt of a delisting notice from the Nasdaq Stock Market. A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

	(c) The following exhibit is filed as part of this report on Form 8-K.

Exhibit
Number   Description



99.1
Press Release issued by the Registrant dated January 8, 2003











SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

		KENTUCKY ELECTRIC STEEL, INC.


Date: January 8, 2003		By: /s/ William J. Jessie
					Name:	 William J. Jessie
					Title: Vice President - Finance,
                                     Secretary, Treasurer and
	                               Chief Financial Officer


Exhibit 99.1


FOR IMMEDIATE RELEASE - January 8, 2003
TRADED:  NASDAQ
SYMBOL:  KESI
Contacts:	Mr. William J. Jessie
	   Vice President & Chief Financial Officer

	Ashland, Kentucky - Kentucky Electric Steel, Inc. (Nasdaq:KESI) announced today that it received a Nasdaq Staff Determination letter indicating that the Company fails to comply with the market value of publicly-held shares requirement for continued listing set forth in Marketplace Rule 4310(c)(7), and that its securities are therefore subject to delisting from The Nasdaq SmallCap Market. The Company has decided not to appeal the Staff Determination. Accordingly, the Company expects that its common stock will be delisted from the Nasdaq SmallCap Market at the opening of business on January 10, 2003, as stated in the Staff Determination.

	The Company currently anticipates that its common stock will be immediately eligible for quotation on the OTC Bulletin Board. The OTC Bulletin Board is a regulated quotation service that displays real-time quotes, last-sale prices, and volume information in over-the-counter securities. Further information about the OTC Bulletin Board is available at www.otcbb.com.

	Independent of the expected delisting from the Nasdaq SmallCap Market, the Company will remain a reporting company under the Securities and Exchange Commission rules. The delisting of the Company's common stock from Nasdaq could have a material adverse effect on the market price of, and the efficiency of the trading market for, the Company's common stock.

	Kentucky Electric Steel, Inc. is a publicly held company which operates a specialty steel mini-mill, manufacturing special quality steel bar flats for the leaf-spring suspension, cold drawn bar conversion, truck trailer support beam, and steel service center.

	This document includes certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. Actual results may differ materially from these expectations due to economic uncertainty, the effects of vigorous competition, the impact of technological change on the steel business, and regulatory risks. More detailed information about those factors is contained in the Company's filings with the Securities and Exchange Commission.

1

2

1